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            AMENDMENT NO. 2 TO INVESTOR REGISTRATION RIGHTS AGREEMENT
            ---------------------------------------------------------

         THIS AMENDMENT NO.2 (the "Amendment") is made and entered into effective as of August 10, 2006, to that certain Investor Registration Rights Agreement (the "Agreement") dated December 30, 2005 by and among CIRTRAN CORP., a Nevada corporation (the "Company") and CORNELL CAPITAL PARTNERS, LP (the "Investor").

                                    Recitals:
                                    ---------

         WHEREAS, on or about December 30, 2005, the Company and the Investor entered into a series of financing agreements (the "Transaction Documents"), including, without limitation the Securities Purchase Agreement, the convertible debentures issued thereto, and the Agreement (as defined herein), pursuant to which, among other things, the Investor agreed to advance the Company the aggregate of One Million Five Hundred Thousand Dollars ($1,500,000) of secured convertible debentures;

         WHEREAS, the parties hereto desire to amend the Agreement to extend certain deadlines contained therein; and

         WHEREAS, all terms in the Agreement, except as modified herein, and the terms contained in the Transaction Documents, shall remain in full force and effect.

         NOW, THEREFORE, in consideration of the premises and the mutual promises, conditions and covenants contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. The foregoing recitals are hereby incorporated herein by reference and acknowledged as true and correct by the parties hereto.

         2. Section 2(a) of the Agreement is hereby amended and restated in its entirety to read as follows:


                           "(a)  Subject  to the  terms and  conditions  of this
                  Agreement, the Company shall prepare and file with the SEC, no later than October 15, 2006 (the "Scheduled Filing Deadline"), a registration statement on Form S-1 or SB-2 (or, if the Company is then eligible, on Form S-3) under the 1933 Act (the "Initial Registration Statement") for the registration for the resale by all Investors who purchased Convertible Debentures pursuant to the Securities Purchase Agreement 32,608,696 shares of Common Stock to be issued upon conversion of the Convertible Debentures issued pursuant to the Securities Purchase Agreement as well as ten million (10,000,000) Warrant Shares. The Company shall cause the Initial Registration Statement to remain effective until all of the Registrable Securities have been sold. Prior to the filing of the Registration Statement with the SEC, the Company shall furnish a copy of the Initial Registration Statement to the Investors for their review and comment. The Investors shall furnish comments on the Initial Registration Statement to the Company within twenty-four (24) hours of the receipt thereof from the Company."


                     [SIGNATURE PAGES TO IMMEDIATELY FOLLOW]

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         IN  WITNESS  WHEREOF,  the  parties  have  signed  and  delivered  this
Amendment Agreement on the date first set forth above.

CIRTRAN CORP.                                 CORNELL CAPITAL PARTNERS, LP

By:      /s/                                  By: Yorkville Advisors, LLC
   ---------------------------------
Name:    Iehab J. Hawatmeh                    Its: General Partner
Title:   President & CEO
                                              By:      /s/
                                                 -------------------------------
                                              Name:    Mark A. Angelo
                                              Title:   Portfolio Manager






























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